Exhibit 23.3

THOMAS SKIMMING
11 Camelot Court
Toronto, Ontario
M3B 2N4

June 3, 2004

Re:	Quincy Resources Inc. (the “Company”)

I hereby consent to the inclusion of my name as an expert in the Company’s Form SB-2 Registration Statement as filed with the Securities and Exchange Commission.

/s/ Thomas Skimming
THOMAS SKIMMING